UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2006

Commission file number 1-14998

ATLAS PIPELINE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	23-3011077
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

311 Rouser Road, Moon Township, Pennsylvania 15108

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (412) 262-2830

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 2.02 Reports Update to its Hedge Positions

On September 11, 2006, Atlas Pipeline Partners, L.P. reported that it had updated its hedge positions for natural gas, natural gas liquids and condensate that it owns and generates in its Mid-Continent processing operations.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated September 11, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 12, 2006	By:	/s/ Matthew A. Jones
Matthew A. Jones
Chief Financial Officer

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